FET 30% Ownership Interest Transaction $3.5B Equity capital raise to further enhance financial position and support sustainable, long-term growth February 2, 2023

$3.5B FET 30% Ownership Interest Sale: Transaction Overview

Brookfield Super-Core Infrastructure Partners to acquire incremental 30% equity interest in FirstEnergy Transmission, LLC (FET) for $3.5B

- **Highly attractive and efficient equity financing, reflecting strong long-term growth-oriented business**
  - Expanded partnership with Brookfield, one of the world's largest infrastructure investors
  - Represents ~39x LTM P/E valuation* (or > 27x 2025F earnings); values FET at ~$12B equity value and consistent with 19.9% FET sale *(closed May 2022)*
  - Significant premium to FE's public equity valuation; equivalent to issuing common equity at $93 per share (based on LTM P/E*)
- **$1.75B due at closing and a $1.75B vendor takeback note due within 18 months**
  - Targeting 1Q 2024 closing, subject to regulatory approvals
  - Aligns with increasing capital investment program
- **Transaction strengthens balance sheet in a shareholder-friendly manner**
  - Targeting 14 - 15% FFO/Debt, supporting BBB credit rating at FE Corp.
  - Plan to remain flexible in order to optimize deployment of proceeds at time of close with priority on balance sheet
  - Proceeds may be used for debt paydown, to support incremental investments, or other options to increase shareholder value
- **Transaction supports higher investments and rate base growth through 2025 and beyond**
  - Increasing 2021-2025 investment plan by nearly $1B to ~$18B (from ~$17B)
    - 2025 investment plan of $4.1B, a ~40% increase vs. 2021

Transaction supports incremental investments within current planning period and beyond

* LTM September 30, 2022

2 FET 30% Ownership Interest Transaction Published February 2, 2023

FirstEnergy

$3.5B FET 30% Ownership Interest Sale: Key Terms Term Description Investor ■ Brookfield Super-Core Infrastructure Partners (Brookfield) Purchase Price & Implied Valuation ■ $3.5B equity purchase for a 30% ownership interest in FirstEnergy Transmission, LLC (FET) ̶ $1.75B due at closing and an 18-month $1.75B vendor takeback note with 5.75% coupon ̶ Vendor note fully guaranteed by Brookfield Corporation and could include two 6-month extensions under limited circumstances ̶ After close, Brookfield will own 49.9% of FET Governance ■ Brookfield will receive certain governance rights commensurate with its 49.9% interest; including 2 of 5 FET board seats Required Approvals ■ Transaction is subject to FERC, PA PUC, and VA SCC approvals Timeline ■ Targeting transaction close by 1Q 2024; subject to regulatory approvals Tax Considerations ■ FE to use NOLs and tax credits to offset majority of taxable gain (~$7B), resulting in expected total cash taxes of ~$50M on transaction ̶ Expect to be future federal cash taxpayer at ~$200M annually ̶ Expect to recognize ~$750M non-cash tax charge to GAAP earnings in 2022 due to triggering the deferred tax gain on the 19.9% sale completed in 2022 Use of Proceeds ■ Strengthen the balance sheet and position company to drive enhanced, sustainable long-term earnings growth FET 30% Ownership Interest Transaction3 Published February 2, 2023

Targeting 14-15% FFO/Debt and solid BBB credit ratings

- With closing of this transaction, FE will have raised ~$7B of highly efficient strategic capital with two leading infrastructure investors: Brookfield Super-Core Infrastructure Partners and Blackstone Infrastructure Partners
- Proceeds strengthen balance sheet and position FE to drive enhanced, sustainable long-term earnings growth



3-4% FFO/Debt Improvement
+1.5%
~9.5%
~11%*
FFO: $2.5B**
Debt: $22.8B
~ +3-4%
$3.5B proceeds & organic growth
~ +1%
Non-recurring 2022 items
~ (1%)
Federal cash taxes (Current est. of ~$200M/yr)
14-15%
FFO: $3-3.2B
Debt: $21-22B

Moody's View	2021A / 2022F	2024F-2025F
Transactions	$2.4B 19.9% FET sale + $1B common equity	$3.5B 30% FET sale
High-level FFO & Debt Impacts	+ Interest expense (~$2.5B FE Corp. debt paydowns in 2022) + Rates & investments - O&M: Accounting policy changes and accelerated work	+ Debt paydown, incremental investments, or other options + Rates and investments + Absence of 2022 non-recurring payments* - Federal cash taxes
	+/- Adjustments reflecting proportional accounting per Moody's methodology***	

* Includes ~$200M of non-recurring disbursements/refunds in 2022 that are not anticipated in the future (i.e. OH rate refund, PA Tax refund, investigation and other related costs). Absent these items, 2022F FFO/Debt would be 11.6%.

** Based on Moody's CFO pre-working capital (WC) calculation, which includes adjustments for changes in WC and proportional accounting on the 19.9% FET sale (closed May 2022).

*** Moody's methodology adjusts cash flow and debt amounts to reflect ownership percentage sold.

Strategic transactions provide strong foundation for growth and support higher relative valuation

4 FET 30% Ownership Interest Transaction Published February 2, 2023 FirstEnergy

27% 39% 34% FE - Utility-Owned Transmission FE - FET Ownership Brookfield - FET Ownership FE continues to own significant transmission assets post-transaction $3B $4.5B $4B 37% 63% Regulated Transmission (RT) Segment Regulated Distribution (RD) Segment $31B 2025F FE Rate Base $19.2B Pro Forma RT Segment Ownership Summary ■ Pro Forma FE owns nearly 70% of Regulated Transmission segment ■ FE will retain 50.1% ownership of FET with Brookfield to own 49.9% of FET – FirstEnergy Transmission, LLC (FET) is the parent company of ATSI, TrAIL, and MAIT* ■ FE will continue to own 100% of the remaining utility-owned transmission assets, which includes JCP&L and WP/MP/PE $11.5B 2025F RT Rate Base FET 30% Ownership Interest Transaction 2025F FE Corp. Rate Base Summary $11.5B FE nearly 70% share 5 * Transactions exclude non-controlling equity interest in MAIT, which includes a fixed investment of $0.5B in Rate BasePublished February 2, 2023

Transaction supports higher investments through 2025 & beyond FET 30% Ownership Interest Transaction $2.9B $3.2B $3.4B $3.9B $4.1B $8.8 $7.6 $0.3 RD RT Corp ~$17B 2021-2025 Original ~$17B Investment Plan $9.3 $7.8 $0.4 RD RT Corp 2021-2025 Revised ~$18B Investment Plan ~$18B 2021A 2022F 2023F 2024F 2025F Prior Revised 6 +$300M vs prior plan +$500M vs prior plan ■ Significantly increasing investments through the period resulting in 2025 investment plan of $4.1B, 40% higher than 2021 – Increases in 2024 & 2025 focused on improving reliability in PA and NJ ■ Increasing 2021-2025 Investment Plan by nearly $1B to ~$18B, resulting in incremental rate base growth – Avg. annual rate base growth of ~7% in 2024 and 2025 – 2025F rate base increase of nearly $1B to ~$31B ■ Expect continued increases beyond 2025 Published February 2, 2023

Transaction enhances credit profile and supports our long-term strategy FET 30% Ownership Interest Transaction7 ■ Today’s announcement reflects FirstEnergy’s continued commitment to its transformation – Shareholder friendly equity raise – equivalent of raising common equity at $93 per share* – Provides flexibility to pay down high-cost debt and/or debt avoidance given higher interest rate environment – Dilution from transaction more than offset by the after-tax impact of lower/avoided interest expense and allows for incremental capital investments ■ Over the last two years, FirstEnergy has taken a series of steps to improve its credit profile while increasing its capital investment plan – ~$7B of cost-effective equity raised at an equivalent share price of ~$87 per share* – Annual capital investments increasing from $2.9B in 2021 to $4.1B in 2025 – a 40% increase – FFO/Debt increasing from 9.5% in 2021 to 14-15% This EPS-accretive transaction efficiently raises capital, further strengthens our financial position, and supports higher levels of future regulated investments * Based on LTM September 30, 2022 Published February 2, 2023

Investor Relations Contact Information For our e-mail distribution list, please contact: Linda M. Foster, Executive Assistant to Vice President fosterl@firstenergycorp.com 330.384.2509 Shareholder Inquires: Shareholder Services (American Stock Transfer & Trust Company, LLC) firstenergy@amstock.com 1.800.736.3402 Irene M. Prezelj VP, IR & Communications prezelji@firstenergycorp.com 330.384.3859 Gina E. Caskey Director, IR & Corporate Responsibility caskeyg@firstenergycorp.com 330.761.4185 Jake M. Mackin Manager, IR mackinj@firstenergycorp.com 330.384.4829 FET 30% Ownership Interest Transaction8 Published February 2, 2023

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 based on information currently available to management. Such statements are subject to certain risks and uncertainties and readers are cautioned not to place undue reliance on these forward-looking statements. These statements include declarations regarding management’s intents, beliefs and current expectations. These statements typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Forward-looking statements involve estimates, assumptions, known and unknown risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements, which may include the following: the completion of the transactions contemplated by the Purchase Agreement on the anticipated terms and timing or at all, including the receipt of regulatory approvals; the potential liabilities, increased costs and unanticipated developments resulting from government investigations and agreements, including those associated with compliance with or failure to comply with the Deferred Prosecution Agreement entered into on July 21, 2021 with the U.S. Attorney’s Office for the Southern District of Ohio; the risks and uncertainties associated with government investigations and audits regarding Ohio House Bill 6, as passed by Ohio’s 133rd General Assembly (“HB 6”) and related matters, including potential adverse impacts on federal or state regulatory matters, including, but not limited to, matters relating to rates; the risks and uncertainties associated with litigation, arbitration, mediation, and similar proceedings, particularly regarding HB 6 related matters, including risks associated with obtaining dismissal of the derivative shareholder lawsuits; changes in national and regional economic conditions, including recession, inflationary pressure, supply chain disruptions, higher energy costs, and workforce impacts, affecting us and/or our customers and those vendors with which we do business; weather conditions, such as temperature variations and severe weather conditions, or other natural disasters affecting future operating results and associated regulatory actions or outcomes in response to such conditions; legislative and regulatory developments, including, but not limited to, matters related to rates, compliance and enforcement activity, cybersecurity, and climate change; the ability to accomplish or realize anticipated benefits from our FE Forward initiative and our other strategic and financial goals, including, but not limited to, overcoming current uncertainties and challenges associated with the ongoing government investigations, executing our transmission and distribution investment plans, greenhouse gas reduction goals, controlling costs, improving our credit metrics, growing earnings and strengthening our balance sheet; the changing market conditions affecting the measurement of certain liabilities and the value of assets held in our pension trusts may negatively impact our forecasted growth rate, results of operations, and may also cause us to make contributions to our pension sooner or in amounts that are larger than currently anticipated; the risks associated with cyber-attacks and other disruptions to our, or our vendors’, information technology system, which may compromise our operations, and data security breaches of sensitive data, intellectual property and proprietary or personally identifiable information; mitigating exposure for remedial activities associated with retired and formerly owned electric generation assets; the ability to access the public securities and other capital and credit markets in accordance with our financial plans, the cost of such capital and overall condition of the capital and credit markets affecting us, including the increasing number of financial institutions evaluating the impact of climate change on their investment decisions; actions that may be taken by credit rating agencies that could negatively affect either our access to or terms of financing or our financial condition and liquidity; changes in assumptions regarding factors such as economic conditions within our territories, the reliability of our transmission and distribution system, or the availability of capital or other resources supporting identified transmission and distribution investment opportunities; changes in customers’ demand for power, including, but not limited to, economic conditions, the impact of climate change, or energy efficiency and peak demand reduction mandates; the potential of non-compliance with debt covenants in our credit facilities; the ability to comply with applicable reliability standards and energy efficiency and peak demand reduction mandates; changes to environmental laws and regulations, including, but not limited to, those related to climate change; labor disruptions by our unionized workforce; changes to significant accounting policies; any changes in tax laws or regulations, including, but not limited to, the Inflation Reduction Act of 2022, or adverse tax audit results or rulings; and the risks and other factors discussed from time to time in our Securities and Exchange Commission (“SEC”) filings. Dividends declared from time to time on FirstEnergy Corp.’s common stock during any period may in the aggregate vary from prior periods due to circumstances considered by FirstEnergy Corp.’s Board of Directors at the time of the actual declarations. A security rating is not a recommendation to buy or hold securities and is subject to revision or withdrawal at any time by the assigning rating agency. Each rating should be evaluated independently of any other rating. These forward-looking statements are also qualified by, and should be read together with, the risk factors included in FirstEnergy Corp.’s filings with the SEC, including, but not limited to, the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and any subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. The foregoing review of factors also should not be construed as exhaustive. New factors emerge from time to time, and it is not possible for management to predict all such factors, nor assess the impact of any such factor on FirstEnergy Corp.’s business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements. FirstEnergy Corp. expressly disclaims any obligation to update or revise, except as required by law, any forward-looking statements contained herein or in the information incorporated by reference as a result of new information, future events or otherwise. FET 30% Ownership Interest Transaction9 Published February 2, 2023